OTHER NON-CURRENT ASSETS (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2018 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)
Financial assets
Other long-term receivables		¥ 204,718	¥ 261,156
Prepayment for mining rights		808,736	801,657
Long-term prepaid expenses		667,772	484,536
Deferred losses for sales and leaseback transactions		1,164,782	1,234,376
Others		1,596,636	739,167
Total non-financial assets		4,237,926	3,259,736
Total other non-current assets	$ 646,156	¥ 4,442,644	¥ 3,520,892